UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008

______________

SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

______________

Delaware	0-22911	65-0325364
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9293 Glades Road, Boca Raton, FL 33434

(Address of Principal Executive Office) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated, the registrant, Sun American Bancorp, and its subsidiary, Sun American Bank, are referred to together as the “Company” in this Current Report on Form 8-K.

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

On March 31, 2008, the audit committee and the board of directors of the Company determined it would not renew the engagement of Crowe Chizek and Company LLC ("Crowe") as its independent registered public accounting firm, in consideration of the audit committee’s policy to review its relationship with the Company’s external auditors every five years. On that date, the audit committee and the board decided to engage Carr, Riggs & Ingram, LLC (“Carr”) to serve as the Company’s independent registered public accountants with respect to the fiscal year ending December 31, 2008. The engagement of Carr was finalized on April 2, 2008. During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Carr, the Company did not consult with Carr regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During each of the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim period from January 1, 2008 through the Company’s notice to Crowe of its non-renewal on March 31, 2008: (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Crowe, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). In addition, Crowe’s reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Crowe with a copy of the above disclosures and has requested that Crowe furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company. A copy of that letter, dated April 2, 2008, is attached hereto as Exhibit 16.1.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission dated April 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 4, 2008

SUN AMERICAN BANCORP

By:	/s/ ROBERT NICHOLS
Name: Robert Nichols Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission dated April 2, 2008.

4